N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09277

Viking Mutual Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

[Logo]

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund

Annual Report
December 31, 2009

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Accountants Brady, Martz & Associates, P.C. 24 West Central Ave. PO Box 848 Minot, ND 58702

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

VIKING TAX-FREE FUND FOR MONTANA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for Montana (the "Fund") for the year ended December 31, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

As we entered 2009, the negative impact of the tremendous turmoil in the financial markets quickly spread to the U.S. and global economies. Concerns about the recession morphing into a depression were routinely discussed in the press, and it seemed that each day brought a new batch of data bolstering the case for the dire economic outlook. To arrest the downturn in the economy, the U.S. government unleashed a barrage of fiscal and monetary stimulus measures early in 2009, highlighted by the Fed's $1.75 trillion bond purchase program and the $787 billion American Recovery and Reinvestment Act. In tandem with the "quantitative-easing" or the buying of government bonds in exchange for cash into the banking sector to reduce yields, the biggest public spending program since World War II, which directed spending towards target industries - notably auto makers and capital infusions into distressed banks, dramatically swelled multi-year public sector financial commitments leading to spiraling budget deficits and future inflation risk. Nearing the end of the first quarter, "green shoots" appeared in economic data.

The second quarter story told by the economic numbers was that of stability. Real GDP began to stabilize as a number of economic statistics improved or at least leveled. Foreign economies also stabilized. Led by China but seen elsewhere, the significant stimulus efforts began to have an effect. On the other hand, unemployment continued to rise and estimates of business spending remained discouragingly low.

Sparked by the government's initiatives, the economic environment improved markedly in the third quarter. However, despite the remarkable turnaround in GDP, which grew at a 2.8% annual rate, the economic environment remained too fragile for the Fed to significantly change policy for a variety of reasons: the weak labor market, the real estate market, the state of the consumer, and the low likelihood of near-term inflation.

The economic recovery appeared to be underway in the fourth quarter with the U.S. economy posting its second consecutive quarter of positive growth and critical components of the recovery, namely consumer spending and housing showing signs of stabilizing. While the improvements in the economy and financial markets over the last nine months of the year were impressive, many questions remained as 2009 came to a close. Namely, will the recovery be sustainable after the short-term benefits of government stimulus and how long will it take for progress in the economy to spell recovery in the labor market? The labor market is a key to consumer spending which represents almost 70% of the economy. While we believe the seeds of the economic recovery are in place, the Federal Reserve will probably be in no hurry to raise the Fed Funds rate, from the current extremely low range of 0-25 basis points, given the unacceptably high unemployment rate. However, policymakers will likely take the first steps toward unwinding the massive liquidity injections including winding down the bond purchase program and emergency lending facilities set to expire. As the Fed begins its highly orchestrated exit from the financial markets, some upward pressure on interest rates may occur, although low inflation and high unemployment should keep yields from rising dramatically in 2010.

Municipal Bond Market Recap

Entering 2009, municipal bond prices had plummeted and yields soared as the 2008 financial crisis had greatly affected the muni bond market. As bond yields soared, municipalities that came to market with new issues paid a much higher interest rate than they had become accustomed to paying. The first major event causing market turmoil was the downgrading of several muni bond insurance companies from "AAA" to lesser ratings. At about the same time, the auction rate market collapsed leaving thousands of investors holding illiquid investments once thought to be a money market alternative. As many issuers opted to repay their auction rate issues with newly issued, fixed rate, fixed maturity bonds, supply increased as demand was waning adding to the downward pressure on prices, pushing yields even higher. Contemporaneous with the above two events, many wire houses and dealers were in a state of disarray and therefore unable to commit capital to the municipal bond market for inventory. This put further downward pressure on bond prices. If that weren't enough, add the massive hedge fund sales to meet bank capital calls and bond fund sales in order to meet fund redemptions and the result was one awful mess and one tremendous opportunity.

One year later, the above dynamics have changed markedly. Investor confidence in the capital markets improved throughout 2009 resulting in appreciating muni bond prices and an increase in the Fund's share price as capital flooded the marketplace. Retail investors moved significant sums of money out of money market investments into the municipal bond market. Supply moderated as new issuance was down from 2008, especially on the long end where tax-exempt issuance shifted to the taxable Build America Bond sector, and the massive selling programs initiated by hedge funds and bond funds ended. Additionally, many of the large dealers and banks that fled the marketplace in 2008 returned.

Fund Performance and Outlook

Viking Tax-Free Fund for Montana provided a total return of 11.97%* (at net asset value with distributions reinvested) for the year ended December 31, 2009.

Despite the continued scarcity of Montana municipal bonds throughout the year, the Fund was able to obtain an adequate supply of investment grade bonds of various maturities. The Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. Looking ahead, most observers agree that at least our federal income tax rates will have to increase to help address the federal budget deficits. A higher tax rate, of course, makes the tax-free interest that municipal bonds pay that much more appealing and we think that might generate demand by investors seeking to lower their tax liability. Additionally, the Build America Bonds program is slated to run through 2010, which will continue to constrain supply on the long end, and its extension is already being discussed. We remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among investment grade issues of varying maturities. The highest level of current income that is exempt from Federal and Montana income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

We recommend that shareholders view their investment in the Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relative low volatility that muni bonds have provided for decades.

Thank you for investing in the Viking Tax-Free Fund for Montana.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year was 1.32%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.92%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR MONTANA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for Montana without Sales Charge	Viking Tax-Free Fund for Montana with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/1999	$10,000	$9,622	$10,000
12/31/2000	$11,026	$10,609	$11,169
12/31/2001	$11,525	$11,089	$11,743
12/31/2002	$12,669	$12,189	$12,870
12/31/2003	$13,231	$12,731	$13,555
12/31/2004	$13,767	$13,246	$14,161
12/31/2005	$14,036	$13,505	$14,661
12/31/2006	$14,619	$14,066	$15,372
12/31/2007	$15,052	$14,482	$15,889
12/31/2008	$14,350	$13,807	$15,497
12/31/2009	$16,068	$15,460	$16,082

Average Annual Total Returns for the periods ending December 31, 2009

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	11.97%	3.20%	3.14%	4.86%	4.21%
With sales charge (3.75%)	7.72%	1.90%	2.35%	4.45%	3.83%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for North Dakota (the "Fund") for the year ended December 31, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

As we entered 2009, the negative impact of the tremendous turmoil in the financial markets quickly spread to the U.S. and global economies. Concerns about the recession morphing into a depression were routinely discussed in the press, and it seemed that each day brought a new batch of data bolstering the case for the dire economic outlook. To arrest the downturn in the economy, the U.S. government unleashed a barrage of fiscal and monetary stimulus measures early in 2009, highlighted by the Fed's $1.75 trillion bond purchase program and the $787 billion American Recovery and Reinvestment Act. In tandem with the "quantitative-easing" or the buying of government bonds in exchange for cash into the banking sector to reduce yields, the biggest public spending program since World War II, which directed spending towards target industries - notably auto makers and capital infusions into distressed banks, dramatically swelled multi-year public sector financial commitments leading to spiraling budget deficits and future inflation risk. Nearing the end of the first quarter, "green shoots" appeared in economic data.

The second quarter story told by the economic numbers was that of stability. Real GDP began to stabilize as a number of economic statistics improved or at least leveled. Foreign economies also stabilized. Led by China but seen elsewhere, the significant stimulus efforts began to have an effect. On the other hand, unemployment continued to rise and estimates of business spending remained discouragingly low.

Sparked by the government's initiatives, the economic environment improved markedly in the third quarter. However, despite the remarkable turnaround in GDP, which grew at a 2.8% annual rate, the economic environment remained too fragile for the Fed to significantly change policy for a variety of reasons: the weak labor market, the real estate market, the state of the consumer, and the low likelihood of near-term inflation.

The economic recovery appeared to be underway in the fourth quarter with the U.S. economy posting its second consecutive quarter of positive growth and critical components of the recovery, namely consumer spending and housing showing signs of stabilizing. While the improvements in the economy and financial markets over the last nine months of the year were impressive, many questions remained as 2009 came to a close. Namely, will the recovery be sustainable after the short-term benefits of government stimulus and how long will it take for progress in the economy to spell recovery in the labor market? The labor market is a key to consumer spending which represents almost 70% of the economy. While we believe the seeds of the economic recovery are in place, the Federal Reserve will probably be in no hurry to raise the Fed Funds rate, from the current extremely low range of 0-25 basis points, given the unacceptably high unemployment rate. However, policymakers will likely take the first steps toward unwinding the massive liquidity injections including winding down the bond purchase program and emergency lending facilities set to expire. As the Fed begins its highly orchestrated exit from the financial markets, some upward pressure on interest rates may occur, although low inflation and high unemployment should keep yields from rising dramatically in 2010.

Municipal Bond Market Recap

Entering 2009, municipal bond prices had plummeted and yields soared as the 2008 financial crisis had greatly affected the muni bond market. As bond yields soared, municipalities that came to market with new issues paid a much higher interest rate than they had become accustomed to paying. The first major event causing market turmoil was the downgrading of several muni bond insurance companies from "AAA" to lesser ratings. At about the same time, the auction rate market collapsed leaving thousands of investors holding illiquid investments once thought to be a money market alternative. As many issuers opted to repay their auction rate issues with newly issued, fixed rate, fixed maturity bonds, supply increased as demand was waning adding to the downward pressure on prices, pushing yields even higher. Contemporaneous with the above two events, many wire houses and dealers were in a state of disarray and therefore unable to commit capital to the municipal bond market for inventory. This put further downward pressure on bond prices. If that weren't enough, add the massive hedge fund sales to meet bank capital calls and bond fund sales in order to meet fund redemptions and the result was one awful mess and one tremendous opportunity.

One year later, the above dynamics have changed markedly. Investor confidence in the capital markets improved throughout 2009 resulting in appreciating muni bond prices and an increase in the Fund's share price as capital flooded the marketplace. Retail investors moved significant sums of money out of money market investments into the municipal bond market. Supply moderated as new issuance was down from 2008, especially on the long end where tax-exempt issuance shifted to the taxable Build America Bond sector, and the massive selling programs initiated by hedge funds and bond funds ended. Additionally, many of the large dealers and banks that fled the marketplace in 2008 returned.

Fund Performance and Outlook

Viking Tax-Free Fund for North Dakota provided a total return of 13.77%*(at net asset value with distributions reinvested) for the year ended December 31, 2009.

Despite the continued scarcity of North Dakota municipal bonds throughout the year, the Fund was able to obtain an adequate supply of investment grade bonds of various maturities. The Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. Looking ahead, most observers agree that at least our federal income tax rates will have to increase to help address the federal budget deficits. A higher tax rate, of course, makes the tax-free interest that municipal bonds pay that much more appealing and we think that might generate demand by investors seeking to lower their tax liability. Additionally, the Build America Bonds program is slated to run through 2010, which will continue to constrain supply on the long end, and its extension is already being discussed. We remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among investment grade issues of varying maturities. The highest level of current income that is exempt from Federal and North Dakota income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

We recommend that shareholders view their investment in the Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relative low volatility that muni bonds have provided for decades.

Thank you for investing in the Viking Tax-Free Fund for North Dakota.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year was 1.49%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.92%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for North Dakota without Sales Charge	Viking Tax-Free Fund for North Dakota with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/1999	$10,000	$9,624	$10,000
12/31/2000	$11,134	$10,715	$11,169
12/31/2001	$11,498	$11,065	$11,743
12/31/2002	$12,658	$12,182	$12,870
12/31/2003	$13,240	$12,742	$13,555
12/31/2004	$13,737	$13,221	$14,161
12/31/2005	$14,045	$13,517	$14,661
12/31/2006	$14,715	$14,161	$15,372
12/31/2007	$15,122	$14,554	$15,889
12/31/2008	$14,384	$13,843	$15,497
12/31/2009	$16,365	$15,749	$16,082

Average Annual Total Returns for the periods ending December 31, 2009

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	13.77%	3.61%	3.56%	5.05%	4.49%
With sales charge (3.75%)	9.50%	2.29%	2.77%	4.65%	4.10%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING LARGE-CAP VALUE FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Viking Large-Cap Value Fund (the "Fund") for the year ended December 31, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Summary

For the year 2009, the Fund rose in absolute terms, with a net-of-fees total return of 19.17%*, slightly below the benchmark Russell 1000 Value Index return of 19.69%. Results benefited from positive sector selection and stock selection, but were offset by our cash position. From here, we believe the market's upside is limited and expect a sideways trading range for 2010, as the market digests recent gains and the economic and profit cycles catch up to stocks. We also see an up year for earnings and expect revenue to grow without a great deal of pressure on profit margins. The U.S. dollar is likely to be stable to slightly weaker, commodities somewhat higher, and inflation inching higher but generally well-behaved. We also believe interest rates will move higher, particularly in the 5-10 year maturity range.

Performance Review

The Fund rose in 2009, with a total return of 19.17%*, slightly trailing the Russell 1000 Value Index return of 19.69%. The relative strength from both sector exposure and stock selection was offset by the drag from the cash position in the portfolio.

Compared to the benchmark, the Fund outperformed in the consumer discretionary (where we were overweight), energy (underweight) and materials (overweight) sectors, with positive sector and stock selection. We also had strong stock selection in the consumer staples sector. On the negative side, our stock selection in the financial sector (where we were underweight) hurt our returns, as we did not own the strong performers which rebounded in the banking and capital markets industries. As mentioned, cash was a drag on performance.

Importantly, late in the year, higher-quality stocks began to assert themselves after a year of lackluster performance. For us, high quality is defined by relatively low leverage, high debt ratings, and relatively low fundamental valuation measures. These types of stocks began to pick up pace as the year closed, which benefited the Fund.

Market Outlook

We are in the early stages of an economic rebound that seems destined to justify most of the equity market's rally. Overall, we see the market as slightly over-valued. We calculate a fair price-earnings (P-E) multiple of 14.4x for the S&P 500. Based on a $75 S&P 500 earnings per share estimate for 2010, we see fair value at 1,080, in a range of +/- 6-8%. As of this writing, the index sits just over 1,100. As always, we look at the market's valuation outlook through the lenses of interest rates and P-E ratios on the one hand and the earnings estimate on the other.

With that in mind, we see interest rates moving higher throughout 2010, following a spectacular rally in virtually all the credit markets in 2009. Spreads versus U.S. Treasuries in some segments are now approaching levels seen just prior to the crisis, and this does not bode well for the valuation picture. What this means is the anticipated pickup of economic activity is very likely to push interest rates higher in 2010, perhaps by 50 to 75 basis points.

On the earnings front, our guess is that the consensus estimate has assumed sales gains of 7.0-7.5% for S&P 500 companies, which is consistent with 2010 estimates for GDP growth of 3-5%. But the sales gain follows a low double-digit sales decline in 2009 versus 2008. Profitability has been buoyed by outstanding cost controls, and we see gradual rehiring and further leverage from rising sales as key to somewhat better pretax margins in 2010. We have also asked the question, "Could earnings be better than this in 2010?" The implied or forecast sales gain is pretty good for a recovery year and pretax margins are above-average as well. So we feel the right approach is to view earnings estimates as okay, but more vulnerable to disappointment than positive surprises.

The long-term picture is not attractive relative to the soaring national debt, falling dollar, low savings rate, weak property values, political uncertainty surrounding healthcare reform and trends towards higher taxes. Therefore, 2010 is mostly about having survived the crisis, rather than curing our ills. Included in the challenges are the financial implications of roughly 75 million baby boomers lining up for Social Security and Medicare, neither of which has been properly funded. This does give us reason to be concerned as we look out over the next several years, specifically about the inflation implications. However, we do not believe the markets will be directly or fundamentally impacted by these factors in 2010.

Portfolio Strategy Implications

Our strategy focus is based first on where the value is in the marketplace. Today, we see the best values in the healthcare, utilities and consumer staples sectors relative to their normal historical valuations. At the present time, we are overweight in each of these sectors. The second step is to assess why they are out of favor. The underlying common theme is the defensive nature of these sectors, with utilities and the consumer staples being the most directly impacted. This is a function of the cyclical recovery that is emerging and the increased earnings optimism surrounding consumer discretionary, industrials, materials, and the (credit cyclical) financial sectors, which had been beaten up the most in the downturn. With the exception of materials, we are underweight the benchmark in each of these sectors. Why?

Frankly, at the sector level, our valuation work tells us that the cyclical recovery is largely priced in. It is clear to us that the prospects for growth in corporate sales and the economy overall (GDP) have been negatively impacted by the structural changes that have followed the crisis. These include the virtual elimination of new issuance in the so-called securitized markets, including mortgages (MBS) and more generalized receivables, such as auto loans (ABS). There is also a clear shift towards saving versus consumption at the household and the corporate levels, which will affect retail sales and capital spending. Finally, the baby boomers are swiftly approaching normal retirement, which will aggravate the underlying savings/spending dilemma. The impact will be felt in sales at the top line of the income statement, and in terms of both a substandard economic recovery (50-60% of normal), and below-normal trend-line earnings growth (60-70% of normal).

Our cash position is slightly above normal also, as we believe investors are generally expecting too much from the earnings recovery, thus increasing downside risk somewhat. What would cause us to change our view? If the market pulled back 10-12% or if productivity continued to expand in a rising sales environment, we would become more positive. On the other hand, if the dollar weakened or interest rates rose sharply, we would become increasingly negative and more defensive in our structure.

Thank you for your support and bullish best wishes for the New Year! If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

William E. Dodge

Lead Portfolio Manager

Fox Asset Management LLC

The views expressed are those of William E. Dodge, Lead Portfolio Manager with Fox Asset Management LLC, sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year was 3.06%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

VIKING LARGE-CAP VALUE FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 1000 Value Index

	Viking Large-Cap Value Fund without Sales Charge	Viking Large-Cap Value Fund with Maximum Sales Charge	Russell 1000 Value Index
12/31/1999	$10,000	$9,474	$10,000
12/31/2000	$11,267	$10,674	$10,702
12/31/2001	$10,959	$10,382	$10,103
12/31/2002	$8,430	$7,986	$8,535
12/31/2003	$10,404	$9,856	$11,098
12/31/2004	$11,302	$10,707	$12,929
12/31/2005	$12,179	$11,538	$13,841
12/31/2006	$14,077	$13,336	$16,920
12/31/2007	$15,698	$14,872	$16,890
12/31/2008	$9,354	$8,862	$10,666
12/31/2009	$11,260	$10,668	$12,767

Average Annual Total Returns for the periods ending December 31, 2009

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	19.17%	(7.48%)	(0.27%)	1.09%	0.98%
With sales charge (5.25%)	12.98%	(9.14%)	(1.34%)	0.55%	0.46%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING SMALL-CAP VALUE FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Viking Small-Cap Value Fund (the "Fund") for the year ended December 31, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Introduction

In 2009, the small-cap market produced strongly positive returns. After sliding lower for much of the first quarter, the market began a strong rebound in early March which continued through September. The fourth quarter also produced positive returns, though the rapid rate of ascent of the third quarter proved unsustainable. Notably, a change in leadership to higher-quality names helped to propel the index higher. During the second and third quarters of 2009, the best-performing stocks in the small cap segment of the market shared the following characteristics:

•	negative earnings
•	negative return on equity
•	no dividend
•	smallest quintile of market cap
•	highest long-term debt
•	highest volatility

While the Fund held its own during that period, it was clearly not a time when a manager employing a disciplined, value-oriented, low-volatility and high-quality strategy would shine. In the fourth quarter, however, there was a change in the characteristics of the stocks that led the way.

•	Companies with negative earnings provided roughly flat returns, while earnings for the Russell 2000 as a whole were up 3.63%.
•	Companies in the lowest market-cap quintile showed similar results, finishing down 1.6%.
•	Companies with negative return on equity were only up 2%, versus a 7% gain for the highest quintile.
•	The lowest volatility stocks outperformed the highest.
•	Companies with the lowest debt levels outperformed the ones with the highest debt by a considerable margin.

It seems that quality matters again.

For the full year, eight of the nine sectors in the Russell 2000 produced a positive return, with the one exception coming in financial services. Leadership came from materials, consumer discretionary and information technology. Laggards included industrials, utilities and, of course, financial services.

Performance Review

In 2009, the Fund rose 23.82%*, beating the Russell 2000 Value by over 300 basis points. Strong stock selection aided performance, while sector allocation was a significant positive as well. The leading contributors on a sector basis were financials, industrials and energy stocks. In financials we benefited from an underweight position in an underperforming sector while positive stock selection in industrials contributed to our strong results. In the energy sector, both an overweight and positive stock selection led to our outperformance. Registering negative results were our holdings in the consumer discretionary, health care and consumer staples sectors. In consumer discretionary, while we had the advantage of being overweight the second highest returning sector, our high quality, more conservative approach meant that our stock selections rose only 51% as a group versus over 64% for the index. An overweight in the weaker health care sector as well as a slight lag in the performance of the holdings detracted from performance. Consumer staples was our weakest relative performing sector, as poor stock selection held us back.

When a market (and an economy) bounces back from the trough of fear and pessimism, low-quality, speculative companies tend to outperform more-certain names because they have more leverage to an improving economic scenario. A company that has a high degree of uncertainty about its future when things are bad will, naturally, register the greatest change in perception about its prospects when the environment improves. Eventually, as investors begin to demand actual results, performance catches up to and, subsequently, runs ahead of first reality and then expectations. During those times, a focus on quality takes back the lead from speculation. We are experiencing such a time right now.

Portfolio Strategy

In our recent commentaries, we have predicted an end to the low-quality rally, a return to a lower-return environment, and a shift in leadership to safer, higher-quality names. We feel that all three of these events are in progress. From here, we expect more of the same. The tailwinds of increased confidence and renewed, if muted, global growth must compete with the headwinds of massive worldwide debt, overcapacity and a pending reduction in stimulus. This push-pull effect will likely mean a volatile sideways movement in the markets, as both positive and negative news drives changes in confidence, causing short-term fits and starts in market direction with little real net difference. This should be an ideal environment to focus on companies with strong balance sheets, sustainable cash flow, proven track records and reasonable valuations.

Sectors that we favor are industrials, materials and energy, while we will likely be de-emphasizing consumer discretionary and information technology. We believe in the cyclical recovery of the global economy, but we feel that much of the good news has already been discounted in the market, given the rapid rise in prices of "early cyclical" stocks, most notably companies tied directly to consumer spending, such as retailers and consumer electronics manufacturers. This is not to say that these companies will not enjoy improving results, we simply feel that the stock prices already reflect this. Meanwhile, we are positioning our portfolio to benefit from continuing government stimulus spending both here and abroad, as well as a relatively better environment in developing countries, through cautious exposure to high-quality industrial companies with international businesses and to certain commodity producers.

Market Outlook

Although we do not believe the ten-month rally will continue, we are also not predicting gloom and doom. Rather, we believe expectations will moderate over the next 12 months, as will equity returns. The world is recovering, and the markets have anticipated it...a lot. With that in mind, we are anticipating a sideways market in the near term where investment performance will be more a result of actual business performance, and less a result of relief that a given company, industry or sector will actually survive. Some concluding points:

•	Energy and commodity prices will likely stay strong, driven by demand from the global recovery and the developing world.
•	Investor sentiment should be highly variable, causing a directionless market in the near term.
•	The speculative, low-quality rally is over, and superior returns over the next year are likely to come from higher-quality companies producing free cash flow and improving results.

We are excited for what our strategy will produce in the months ahead and look forward to our next report to you. As always, we thank you for your continued trust and support. If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Gregory Greene, CFA

Lead Portfolio Manager

Fox Asset Management LLC

The views expressed are those of Gregory Greene, Lead Portfolio Manager with Fox Asset Management LLC, sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year was 3.43%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.57%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

VIKING SMALL-CAP VALUE FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 2000 Value Index

	Viking Small-Cap Value Fund without Sales Charge	Viking Small-Cap Value Fund with Maximum Sales Charge	Russell 2000 Value Index
5/3/2001	$10,000	$9,479	$10,000
12/31/2001	$10,260	$9,725	$10,788
12/31/2002	$9,350	$8,863	$9,556
12/31/2003	$12,430	$11,782	$13,954
12/31/2004	$14,649	$13,886	$17,058
12/31/2005	$15,261	$14,466	$17,861
12/31/2006	$17,401	$16,494	$22,055
12/31/2007	$17,820	$16,891	$19,899
12/31/2008	$12,987	$12,310	$14,143
12/31/2009	$16,310	$15,460	$17,053

Average Annual Total Returns for the periods ending December 31, 2009

	1 year	3 year	5 year	10 year	Since Inception (May 3, 2001)
Without sales charge	23.82%	(2.60%)	1.88%	NA	5.61%
With sales charge (5.25%)	17.28%	(4.32%)	0.79%	NA	4.96%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR MONTANA

SCHEDULE OF INVESTMENTS December 31, 2009

	Principal Amount	Market Value
MUNICIPAL BONDS (94.7%)

Education (17.3%)
MT St Brd Regents Hghr Ed Rev MSU 5.000% 11/15/18	$260,000	$289,224
MT St Brd Regents Higher Ed Rev Ref (MT St Univ) 4.500% 11/15/25	770,000	798,467
*MT St Brd Regents Higher Ed Rev Ref Facs (MT St Univ) 5.000% 11/15/21	750,000	798,188
MT St Brd Regents Higher Ed Rev Unrefunded (Univ of MT) 6.000% 5/15/19	230,000	238,085
MT St Brd Regents Higher Ed Rev Unrefunded (Univ of MT) 5.750% 5/15/24	410,000	421,250
*MT St Hgr Ed Student Assist Corp Student Ln Rev 5.500% 12/1/31	1,685,000	1,515,860
*MT St Hgr Ed Student Assist Corp Student Ln Rev 6.400% 12/1/32	1,575,000	1,560,857
*Univ of MT Univ Revs Facs Acq & Imp Ser C 5.000% 11/15/17	140,000	156,156
Univ of MT Univ Revs Higher Ed Facs Impt Ser D 5.375% 5/15/19	370,000	421,763
		6,199,849
General Obligation (4.2%)
Bozeman, MT 4.950% 7/1/20	170,000	180,457
Gallatin Cnty, MT 4.600% 7/1/27	250,000	270,483
Montana State (Wtr Polltn Ctl Revolving Fd) 5.600% 7/15/20	170,000	173,084
Montana State (Wtr Polltn Ctl Revolving Fd) 5.600% 7/15/20	240,000	244,354
Puerto Rico Commonwealth G.O. 6.000% 7/1/27	600,000	614,214
		1,482,591
Health Care (39.3%)
MT Fac Fin Auth Boyd Andrew Cmnty Svcs Proj 4.375% 10/1/20	285,000	292,350
MT Fac Fin Auth Glendive Med Pj 4.500% 7/1/23	250,000	249,370
MT Fac Fin Auth Hlth Care Facs Rev (St Luke Health) 4.500% 1/1/17	120,000	125,416
MT Fac Fin Auth Hlth Care Facs Rev (Master Loan Proj - Cmnty Med Ctr) 5.100% 12/1/18	250,000	254,775
MT Fac Fin Auth Hlth Care Facs Rev (Master Loan Proj - Cmnty Med Ctr) 5.125% 12/1/19	250,000	254,868
MT Fac Fin Auth Hlth Care Facs Rev (Master Loan Proj - Cmnty Med Ctr) 5.150% 12/1/20	250,000	255,058
MT Fac Fin Auth Hlth Care Facs Rev (St Luke Health) 5.000% 1/1/22	600,000	612,780
MT Fac Fin Auth Hlth Care Facs Rev Childrens Home 4.550% 1/1/17	250,000	262,405
MT Fac Fin Auth Hlth Care Facs Rev Master Ln Prog-Cmnty Med Ctr 5.200% 12/1/21	395,000	400,917
MT Fac Fin Auth Hlth Care Facs Rev Ref-Developmental Ctr Proj 4.500% 6/1/16	250,000	262,293
MT Fac Fin Auth Hlth Care Facs Rev Ref-Developmental Ctr Proj 4.750% 6/1/19	170,000	176,244
MT Fac Fin Auth Hlth Master Ln Pg NE MT-B 4.500% 5/1/27	250,000	241,413
MT Fac Fin Auth Hosp Facs Rev (St Peters Hosp Proj) 5.000% 6/1/28	250,000	235,370
MT Fac Fin Auth Rev (Benefits Healthcare) 4.750% 1/1/25	275,000	282,241
MT Fac Fin Auth Rev (Boyd Andrew Proj) 4.500% 10/1/22	215,000	224,230
MT Fac Fin Auth Rev (Cmnty Counsel & Correctl Svcs) 4.500% 10/1/22	470,000	490,177
*MT Fac Fin Auth Rev (Providence Health) 5.000% 10/1/22	1,500,000	1,538,295
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 1/1/24	150,000	153,314
MT Fac Fin Auth Rev Prov Hlth & Svce 5.000% 10/1/19	175,000	187,278
MT Fac Fin Auth Rev Prov Svcs 4.800% 12/1/20	105,000	116,487
MT Hlth. Facs. Auth. (Alternatives Inc.) Prerelease Ctr. Rev. 5.600% 10/1/17	750,000	740,753
MT Hlth. Facs. Auth. (Boyd Andrew Prj.) Pre Release Center 6.300% 10/1/20	795,000	810,654
*MT Hlth. Facs. Auth. (Sisters of Charity) Rev. 5.125% 12/1/18	175,000	175,166
MT St Hlth Fac Auth Hlth Care Rev (Big Horn Hosp - Hardin) 5.100% 2/1/18	300,000	300,069
MT St Hlth Fac Auth Hlth Care Rev (Lewis & Clark Nursing Home) 5.100% 2/1/18	350,000	350,081
MT St Hlth Fac Auth Hlth Care Rev (Lewis & Clark Office Proj) 5.100% 2/1/18	150,000	150,035
*MT St Hlth Fac Auth Hlth Care Rev (Marcus Daly Memorial) 6.000% 8/1/20	1,400,000	1,419,516
MT St Hlth Fac Auth Hlth Care Rev (State Hospital) 5.000% 6/1/22	600,000	600,222
MT St Hlth Fac Auth Hlth Care Rev Cmnty Med Ctr 6.375% 6/1/18	350,000	351,411
MT St Hlth Fac Auth Hosp Fac Rev (Bozeman Deaconess) 5.000% 6/1/18	1,000,000	1,001,710
Yellowstone County MT Health Care Lease Rev 5.000% 9/1/29	1,250,000	1,282,713
Yellowstone County MT Health Care Lease Rev. 5.250% 9/1/34	245,000	253,783
		14,051,394
Housing (13.1%)
Billings, MT Multifamily Hsg Rev Ref Coll Westpark Vlg Proj 5.550% 12/1/32	2,500,000	2,505,500
*MT Board of Hsg., Single Family Mrtge. 5.750% 6/1/30	50,000	50,025
*MT Board of Hsg., Single Family Program 5.600% 12/1/23	550,000	550,050
MT Board of Hsg., Single Family Program 5.550% 6/1/33	115,000	113,043
MT Board of Hsg., Single Family Program 5.050% 12/1/24	150,000	152,276
MT Board of Hsg., Single Family Program 5.300% 12/1/29	650,000	666,705
MT Board of Hsg., Single Family Program Series 2002A 5.200% 12/1/22	105,000	104,570
MT St Brd Hsg AMT Sngl Fam Mtg Ser B 4.750% 12/1/27	95,000	89,095
MT St Brd Hsg Multi-Family Mtg 6.150% 8/1/26	200,000	200,020
MT St Brd Hsg Singl Fam Mtg Ser B-2 4.850% 12/1/15	65,000	65,586
MT St Brd Hsg Single Fam Mtg Ser C2 4.850% 12/1/26	150,000	141,485
*MT St Brd Hsg Sngle Fam Ser A-2 5.500% 12/1/20	60,000	60,023
		4,698,378
Other Revenue (7.0%)
Billings, MT Spl Impt Dist No 1385 7.000% 7/1/17	255,000	268,969
Bozeman, MT Tax Increment Urban Renewal Rev Downtown Impt Dist 4.950% 7/1/28	200,000	168,240
Great Falls MT Tax Increment Urban Renewal West BK Urban Renewal Dist-A 5.550% 7/1/29	275,000	287,922
Helena, MT Ctfs Partn 4.000% 1/1/20	230,000	229,057
Helena, MT Ctfs Partn 4.625% 1/1/24	270,000	280,989
Helena, MT Ctfs Partn 5.000% 1/1/29	175,000	181,678
Missoula, MT Spl Assmt Pooled Spl Sidewalk Curb 4.750% 7/1/27	200,000	190,732
Missoula, MT Spl Impt Dists #540 4.600% 7/1/24	100,000	91,039
Missoula, MT Spl Impt Dists #540 4.600% 7/1/25	105,000	94,466
Missoula, MT Spl Impt Dists NO 541 5.400% 7/1/29	370,000	386,772
Missoula, MT Tax Increment Urban Renewal 5.125% 7/1/26	125,000	128,069
Puerto Rico Comwlth Infra Fing Auth Ser A 5.250% 7/1/10	100,000	100,500
Whitefish, MT Tax Increment Urban Renewal Rev Emergency Svcs PJ Ref 4.625% 7/15/20	100,000	103,810
		2,512,243
Prerefunded (0.8%)
MT St Hlth Facs Auth Rev Hillcrest Sr Cntr 6.900% 6/1/15	30,000	30,980
MT St Hlth Facs Auth Rev Hillcrest Sr Ctr 7.250% 6/1/25	35,000	36,042
Puerto Rico Childrens Tr Fd Tob Settle Rev 6.000% 7/1/26	195,000	199,762
		266,783
Transportation (8.4%)
Billings, MT Airport Rev. 6.100% 7/1/16	190,000	195,451
Gallatin Cty., MT Airport Auth. Rev. 4.700% 6/1/34	1,200,000	1,137,756
MT St Dept Transn Rev Grant Antic Hwy 93 5.000% 6/1/22	350,000	381,973
Puerto Rico Commonwealth Hwy & Trans Auth Hwy Rev 5.500% 7/1/20	270,000	280,025
Puerto Rico Commonwealth Hwy & Trans. Auth. Rev 5.000% 7/1/26	300,000	277,728
Puerto Rico Commonwealth Hwy & Trans. Auth. Rev 5.500% 7/1/23	750,000	738,420
		3,011,353
Utilities (4.6%)
Forsyth, MT Poll Ctl Rev Ref Puget Sound Energy 5.000% 3/1/31	355,000	338,400
*Forsyth, MT Pollution Ctl Rev Ref Northwestern Corp Colstrip 4.650% 8/1/23	1,400,000	1,320,256
		1,658,656

TOTAL MONTANA MUNICPAL BONDS (COST: $33,821,302)		$33,881,239

SHORT-TERM SECURITIES (4.2%)	Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $1,512,329)	1,512,329	$1,512,329

TOTAL INVESTMENTS IN SECURITIES (COST: $35,333,631)		$35,393,568
OTHER ASSETS LESS LIABILITIES		395,623

NET ASSETS		$35,789,191

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

SCHEDULE OF INVESTMENTS December 31, 2009

	Principal Amount	Market Value
MUNICIPAL BONDS (98.6%)

Education (18.4%)
Fargo, ND Sch Dist Bldg Auth Lease Rev Ref 4.000% 5/1/20	$250,000	$254,497
Minot ND Pub Sch Dist Bldg Auth Lease Rev 4.750% 5/1/26	160,000	158,254
Minot Public School Dist. Bldg. Auth. 4.800% 5/1/23	210,000	222,526
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.000% 8/1/18	175,000	174,643
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.500% 8/1/23	125,000	119,455
ND St Brd Higher Ed Rev Hsg & Aux - BSC 4.750% 5/1/19	100,000	96,983
ND State Board of Hgr. Educ. (ND St. Univ. Facs.) 5.100% 4/1/32	500,000	507,545
ND State Board of Hgr. Educ. (ND State Univ. Hsg. & Aux. Facs.) 5.000% 4/1/27	250,000	264,815
*ND State Board of Hgr. Educ. (Univ. of ND Hsg. & Aux. Facs.) Rev. 5.000% 4/1/32	1,000,000	1,014,630
NDSU Rev Hsg & Aux Facs - Wellness Ctr 4.750% 4/1/29	75,000	76,858
North Dakota St Brd Higher Ed Rev Hsg & Aux - Bismarck St College 5.350% 5/1/30	500,000	448,195
		3,338,401
General Obligation (11.9%)
Bismarck, ND Ref & Impt 4.000% 5/1/15	100,000	108,740
*City of Minot (Highway Bonds) G.O. 5.000% 10/1/23	555,000	575,396
Fargo, ND Pub Sch Dist No 1 Ltd Tax 5.000% 5/1/23	200,000	216,858
Fargo, ND Pub Sch Dist No 1 Ltd Tax-Sch Bldg 4.500% 5/1/21	250,000	256,730
Grand Forks, ND Pub Bldg 4.625% 12/1/26	350,000	359,124
Grand Forks, ND Ref Impt 5.000% 12/1/24	100,000	103,576
Minot, ND Wtr & Swr Util Resv Rev 5.250% 10/1/22	200,000	214,096
Minot, ND Wtr & Swr Util Resv Rev 5.375% 10/1/23	250,000	274,220
West Fargo, ND Pub Sch Dist No 6 5.000% 5/1/14	50,000	52,509
		2,161,249
Health Care (17.4%)
Burleigh Cnty, ND Health Care Rev Ref-Medcenter One Inc 5.250% 5/1/13	150,000	150,124
Burleigh Cnty, ND Mun Indl Dev Act Rev Ref MO Slope Luth Care Ctr 5.050% 11/1/18	125,000	115,359
Fargo, ND Health Sys Rev MeritCare Obligated 5.375% 6/1/27	500,000	494,165
Fargo, ND Health Sys Rev MeritCare Obligated 5.625% 6/1/31	250,000	252,238
Fargo, ND Health Sys Rev MeritCare Obligated 5.125% 6/1/27	75,000	71,391
Grand Forks, ND Health Care Facs Rev United Hospital Obligated Group 6.250% 12/1/24	150,000	149,640
Grand Forks, ND Health Care Sys Rev Altru Health Sys Oblig Group 5.625% 8/15/27	700,000	694,064
Grand Forks, ND Nursing Fac. 7.250% 11/1/29	300,000	310,626
Ward Cnty Hlth Care Fac Rev Trinity Obligated Group 5.250% 7/1/15	385,000	398,055
Ward Cnty Hlth Care Fac Rev Trinity Obligated Group 5.125% 7/1/25	100,000	90,826
Ward Cnty Hlth Care Fac Rev Trinity Obligated Group 5.125% 7/1/29	500,000	441,200
		3,167,688
Housing (11.4%)
*ND (HFA) Hsg. Finance Rev. 5.200% 7/1/22	685,000	688,980
ND Hsg Fin Agy Mtg Rev Hsg Fin Pg 5.650% 7/1/28	100,000	101,494
ND Hsg Fin Agy Mtg Rev Ref-Hsg Fin Pg 6.000% 7/1/20	160,000	160,898
ND St Hsg Fin Agy Hsg-Home Mtg Fin PG-Ser A 5.350% 7/1/34	400,000	414,884
ND St Hsg Fin Agy Rev Home Mtg Prog C Aa1/NR 4.90% 07/01/15 4.900% 7/1/15	150,000	150,762
*ND St Hsg Fin Agy Rev Hsg Fin Prog Home Mtg A Aa1/NR 5.55% 07/01/22 5.550% 7/1/22	45,000	44,839
North Dakota Housing Finance Agy 5.150% 7/1/23	390,000	399,894
North Dakota Housing Finance Agy 5.400% 7/1/28	100,000	104,183
		2,065,934
Other Revenue (17.2%)
Fargo, ND Bldg Auth Lease Rev 5.000% 5/1/20	50,000	51,816
Grand Forks Cnty Bldg Auth Lease Rev 5.000% 12/1/20	200,000	211,290
Grand Forks, ND (Alerus Project) Sales Tax Rev. 4.500% 12/15/29	250,000	251,460
Grand Forks, ND Mosquito Ctl Resv Rev 4.750% 9/1/24	100,000	102,831
ND Bldg Auth Lease Rev 5.200% 12/1/19	90,000	92,478
*ND Bldg Auth Lease Rev 5.000% 12/1/22	1,020,000	1,071,510
ND Mun Bd Bk Cap Fing Prog 6.000% 6/1/21	25,000	25,441
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 6/1/20	150,000	152,529
ND Pub Fin Auth Cap Fing Prog 5.000% 6/1/31	100,000	103,832
ND Pub Fin Auth Indl Dev Prog 6.000% 6/1/34	200,000	215,916
North Dakota Pub Fin Auth GO (Tri-County Water Dist) 5.000% 6/1/34	265,000	270,324
North Dakota Pub. Fin. Auth State Revolving Fund 5.500% 10/1/27	250,000	280,920
Williams Cnty, ND Sales Tax Rev 5.000% 11/1/21	100,000	95,670
Williams Cnty, ND Sales Tax Rev 5.000% 11/1/31	250,000	209,840
		3,135,857
Prerefunded (0.2%)
Grand Forks, ND Health Care Sys Rev Altru Health Sys Oblig Group 7.125% 8/15/24	20,000	21,133
Puerto Rico Childrens Tr Fd Tob Settle Rev 6.000% 7/1/26	15,000	15,366
		36,499
Transportation (4.9%)
Grand Forks, ND Regl Arpt Auth Arpt Rev Ser A 4.600% 6/1/24	350,000	359,979
Grand Forks, ND Regl Arpt Auth Arpt Rev Ser A 5.000% 6/1/29	500,000	522,705
		882,684
Utilities (17.2%)
Mercer Cnty, ND Pollutn Ctr Rev Ref Otter Tail Corp Proj 4.850% 9/1/22	115,000	114,167
ND St Wtr Commn Rev Wtr Dev & Mgmt Prog 5.500% 8/1/10	50,000	51,213
ND St Wtr Commn Rev Wtr Dev & Mgmt Prog 5.000% 8/1/25	625,000	664,300
*Oliver Cnty, ND Pollutn Ctl Rev Ref-Square Butte Electric Coop 5.300% 1/1/27	2,175,000	2,150,205
South Central Regl Wtr Dist Util Sys Rev Ref - Northern Burleigh Cnty 5.000% 10/1/23	150,000	153,825
		3,133,710

TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $17,719,565)		$17,922,022

SHORT-TERM SECURITIES (0.4%)	Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $78,321)	78,321	$78,321

TOTAL INVESTMENTS IN SECURITIES (COST: $17,797,886)		$18,000,343
OTHER ASSETS LESS LIABILITIES		172,626

NET ASSETS		$18,172,969

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

The accompanying notes are an integral part of these financial statements.

VIKING LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS December 31, 2009

	Quantity	Market Value
COMMON STOCK (92.4%)

Consumer Discretionary (9.3%)
Penny J. C.	1,000	$26,610
Target Corp	700	33,859
*Time Warner Cable	833	34,478
TJX Companies	900	32,895
Tupperware Brands Corp	2,400	111,768
Walt Disney Company	1,700	54,825
		294,435
Consumer Staples (11.7%)
Altria Group	3,200	62,816
Archer-Daniels-Midland	1,500	46,965
Bunge Limited	400	25,532
CVS Corp.	2,300	74,083
Kimberly-Clark	1,500	95,565
Sysco Corp.	2,300	64,262
		369,223
Energy (13.3%)
Anadarko Petroleum	800	49,936
Apache Corp	700	72,219
Chevron Texaco	1,200	92,388
ConocoPhillips	900	45,963
Exxon Mobil Corp.	1,900	129,561
Hess Corp	500	30,250
		420,317
Financials (18.4%)
BB&T	4,100	104,017
Chubb Corp	2,000	98,360
J.P. Morgan Chase & Co.	2,600	108,342
Lincoln National	1,400	34,832
Morgan Stanley	1,000	29,600
Prudential Finl	1,700	84,592
Wells Fargo & Co.	4,400	118,756
		578,499
Health Care (9.1%)
AmerisourceBergen Corp	4,400	114,708
Merck & Co.	2,500	91,350
Pfizer Inc.	4,400	80,036
		286,094
Industrials (4.0%)
General Electric	4,000	60,520
Honeywell International Inc.	1,700	66,640
		127,160
Information Technology (6.7%)
Intel Corp.	5,200	106,080
Microsoft Corp.	3,400	103,666
		209,746
Materials (5.3%)
*Freeport-McMoRan Copper & Gold, Inc.	600	48,174
PPG Industries	1,200	70,248
Sealed Air	2,200	48,092
		166,514
Telecommunication Services (5.2%)
AT&T Inc	2,900	81,287
Verizon Communications, Inc.	2,500	82,825
		164,112
Utilities (9.4%)
American Electric Power	2,400	83,496
Dominion Resources	2,000	77,840
Exelon Corporation	1,300	63,531
Public Svc. Ent. Grp.	2,100	69,825
		294,692

TOTAL COMMON STOCKS (COST: $2,516,205)		$2,910,792

SHORT-TERM SECURITIES (7.8%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $244,279)	244,279	$244,279

TOTAL INVESTMENTS IN SECURITIES (COST: $2,760,484)		$3,155,071
OTHER ASSETS LESS LIABILITIES		(4,753)

NET ASSETS		$3,150,318

*Non-income producing
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

VIKING SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS December 31, 2009

	Quantity	Market Value
COMMON STOCK (99.4%)

Consumer Discretionary (12.8%)
Borg Warner Automotive	1,500	$49,830
The Buckle, Inc.	600	17,568
*Carter's Inc.	3,100	81,375
*Children's Place Retail Stores Inc.	1,500	49,515
*Dicks Sporting Goods	3,000	74,610
*Hanesbrands	1,900	45,809
*Jack in the Box	3,200	62,944
Tupperware Brands Corp	1,400	65,198
		446,849
Consumer Staples (4.7%)
*BJ' Wholesale	1,200	39,252
*Chattem	800	74,640
*Treehouse Foods Inc.	1,300	50,518
		164,410
Energy (7.2%)
*Bristow Group	1,600	61,520
*Comstock Resources Inc	1,700	68,969
*Exterran Holdings	2,700	57,915
*Oil States Intl Inc.	1,600	62,864
		251,268
Financials (24.8%)
Astoria Financial	3,100	38,533
Corporate Office Properties	1,400	51,282
First Midwest Bancorp Inc	3,400	37,026
First Niagara Finc. Gr. Inc.	5,400	75,114
Glacier Bancorp-New	4,200	57,624
National Penn Bancshares Inc	6,500	37,635
Prosperity Bancshares	2,000	80,940
Protective Life Corp	3,000	49,650
Senior Housing Properties Trust	4,000	87,480
Tanger Factory Outlet Centers	2,000	77,980
Trustmark	3,600	81,144
Washington Federal	4,800	92,832
*Argo Group Intl	1,100	32,054
Aspen Insurance Holdings	2,500	63,625
		862,919
Health Care (5.7%)
Owens & Minor	1,700	72,981
Teleflex Inc.	1,400	75,446
West Pharm. Services	1,300	50,960
		199,387
Industrials (24.6%)
Arkansas Best Corp.	900	26,487
Barnes Group	3,700	62,530
Brinks Co.	2,600	63,284
Chicago Bridge & Iron	3,700	74,814
Crane Co.	2,000	61,240
Gardner Denver Inc.	1,700	72,335
General Cable	1,700	50,014
*Genesee & Wyoming Inc.	1,600	52,224
Lincoln Electric Holdings Inc.	1,100	58,806
Nordson Corp	1,200	73,416
*Old Dominion	600	18,420
A.O. Smith Corporation	1,550	67,255
*Tutor Perini Corp	2,600	47,008
Wabtec	1,600	65,344
Watson Wyatt Worldwide Inc	1,300	61,776
		854,953
Information Technology (7.9%)
*Brocade Comm	11,500	87,745
*JDA Software Group Inc.	2,200	56,034
Maximus Inc.	1,600	80,000
*NetScout Systems, Inc.	3,400	49,776
		273,555
Materials (5.9%)
AptarGroup	2,100	75,054
RPM International Inc.	3,900	79,287
Walter Energy	700	52,717
		207,058
Utilities (5.8%)
Cleco Corporation	3,300	90,189
Portland Gen Elect Co	2,500	51,025
Westar Energy Inc.	2,700	58,644
		199,858

TOTAL COMMON STOCKS (COST: $2,789,054)		$3,460,257

SHORT-TERM SECURITIES (0.8%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $26,943)	26,943	$26,943

TOTAL INVESTMENTS IN SECURITIES (COST: $2,815,997)		$3,487,200
OTHER ASSETS LESS LIABILITIES		(5,118)

NET ASSETS		$3,482,082

*Non-income producing

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities December 31, 2009

	Viking Tax-Free Fund for Montana	Viking Tax-Free Fund for North Dakota	Viking Large-Cap Value Fund	Viking Small-Cap Value Fund
ASSETS
Investments in securities, at cost	$35,333,631	$17,797,886	$2,760,484	$2,815,997

Investments in securities, at value	$35,393,568	$18,000,343	$3,155,071	$3,487,200
Cash	33,613	0	0	0
Accrued dividends receivable	132	5	6,556	4,577
Accrued interest receivable	448,460	270,647	30	6
Prepaid expenses	3,244	1,309	1,222	736
Receivable for Fund shares sold	74,180	0	0	0
Receivable due from broker	0	111	0	0
Receivable due from manager	0	0	2,590	1,432
Total assets	$35,953,197	$18,272,415	$3,165,469	$3,493,951

LIABILITIES
Accrued expenses	$$12,838	$11,858	$7,160	$7,200
Disbursements in excess of demand deposit cash	0	0	3,474	104
Dividends payable	114,328	60,005	0	0
Payable for Fund shares redeemed	12,000	16,236	0	0
Payable to affiliates	24,840	11,347	4,517	4,565
Total liabilities	$164,006	$99,446	$15,151	$11,869

NET ASSETS	$35,789,191	$18,172,969	$3,150,318	$3,482,082

Net assets are represented by:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$41,127,588	$21,372,461	$4,113,160	$3,611,916
Accumulated undistributed net realized gain (loss) on investments	(5,399,563)	(3,405,128)	(1,357,432)	(801,038)
Accumulated undistributed net investment income (loss)	1,229	3,179	3	1
Unrealized appreciation (depreciation) on investments	59,937	202,457	394,587	671,203

NET ASSETS	$35,789,191	$18,172,969	$3,150,318	$3,482,082

Shares outstanding	3,650,095	1,805,274	353,807	262,474
Net asset value per share	$9.81	$10.07	$8.90	$13.27
Public offering price (sales charge of 3.75%, 3.75%, 5.25%, and 5.25%, respectively)	$10.19	$10.46	$9.39	$14.01

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the year ended December 31, 2009

	Viking Tax-Free Fund for Montana	Viking Tax-Free Fund for North Dakota	Viking Large-Cap Value Fund	Viking Small-Cap Value Fund
INVESTMENT INCOME
Interest	$1,020,285	$532,530	$387	$235
Dividends	10,837	972	117,100	59,957
Total investment income	$1,031,122	$533,502	$117,487	$60,192

EXPENSES
Investment advisory fees	$104,918	$54,693	$20,935	$29,428
Distribution (12b-1) fees	52,459	27,346	7,475	7,357
Transfer agent fees	33,722	19,821	16,196	16,452
Accounting service fees	24,159	19,136	15,237	15,214
Administrative service fees	26,286	16,001	14,975	14,879
Professional fees	6,335	4,934	1,505	1,521
Reports to shareholders	1,318	1,063	537	537
License, fees, and registrations	1,031	237	1,126	1,039
Audit fees	8,576	8,576	6,753	6,752
Trustees' fees	2,374	1,846	1,205	1,216
Transfer agent out-of-pockets	811	930	405	351
Custodian fees	4,559	3,604	2,449	2,484
Legal fees	6,222	4,317	2,528	2,549
Insurance expense	2,705	1,433	809	715
Total expenses	$275,475	$163,937	$92,135	$100,494
Less expenses waived or reimbursed	(81,838)	(62,649)	(54,365)	(54,327)
Total net expenses	$193,637	$101,288	$37,770	$46,167

NET INVESTMENT INCOME (LOSS)	$837,485	$432,214	$79,717	$14,025

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$64,622	$43,261	$(231,880)	$16,071
Net change in unrealized appreciation (depreciation) of investments	1,211,561	662,698	628,843	561,061
Net realized and unrealized gain (loss) on investments	$1,276,183	$705,959	$396,963	$577,132

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,113,668	$1,138,173	$476,680	$591,157

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets For the year ended December 31, 2009

	Viking Tax-Free Fund for Montana	Viking Tax-Free Fund for North Dakota	Viking Large-Cap Value Fund	Viking Small-Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$837,485	$432,214	$79,717	$14,025
Net realized gain (loss) from investment transactions	64,622	43,261	(231,880)	16,071
Net change in unrealized appreciation (deprecation) on investments	1,211,561	662,698	628,843	561,061
New increase (decrease) in net assets resulting from operations	$2,113,668	$1,138,173	$476,680	$591,157

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(836,701)	$(430,795)	$(79,714)	$(14,024)
Net realized gain on investments	0	0	0	0
Return of capital	0	0	0	0
Total distributions	$(836,701)	$(430,795)	$(79,714)	$(14,024)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$5,242,312	$721,483	$205,551	$128,909
Proceeds from fund acquisition[1]	19,574,893	12,392,383	0	0
Proceeds from reinvested dividends	545,854	265,306	159,961	31,892
Cost of shares redeemed	(1,436,353)	(967,899)	(849,212)	(374,528)
Net increase (decrease) in net assets resulting from capital share transactions	$23,926,706	$12,411,273	$(483,700)	$(213,727)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$25,203,673	$13,118,651	$(86,734)	$363,406
NET ASSETS, BEGINNING OF PERIOD	$10,585,518	$5,054,318	$3,237,052	$3,118,676
NET ASSETS, END OF PERIOD	$35,789,191	$18,172,969	$3,150,318	$3,482,082

Undistributed net investment income	$1,229	$3,179	$3	$1

1 Refer to Note 3 for information on fund acquisition.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets For the year ended December 31, 2008

	Viking Tax-Free Fund for Montana	Viking Tax-Free Fund for North Dakota	Viking Large-Cap Value Fund	Viking Small-Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$418,684	$218,705	$84,399	$18,088
Net realized gain (loss) from investment transactions	(72,824)	(44,995)	(1,125,552)	(817,109)
Net change in unrealized appreciation (deprecation) on investments	(856,868)	(429,956)	(1,189,305)	(350,276)
New increase (decrease) in net assets resulting from operations	$(511,008)	$(256,246)	$(2,230,458)	$(1,149,297)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(418,684)	$(218,705)	$(84,399)	$(18,088)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$2,490,950	$658,839	$681,669	$669,000
Proceeds from reinvested dividends	305,835	159,937	510,952	242,191
Cost of shares redeemed	(1,180,766)	(941,248)	(480,631)	(443,604)
Net increase (decrease) in net assets resulting from capital share transactions	$1,616,019	$(122,472)	$711,990	$467,587

TOTAL INCREASE (DECREASE) IN NET ASSETS	$686,327	$(597,423)	$(1,602,867)	$(699,798)
NET ASSETS, BEGINNING OF PERIOD	$9,899,191	$5,651,741	$4,839,919	$3,818,474
NET ASSETS, END OF PERIOD	$10,585,518	$5,054,318	$3,237,052	$3,118,676

Undistributed net investment income	$0	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

Viking Mutual Funds (the "Trust") and is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

The Viking Tax-Free Fund for Montana ("Tax-Free Fund for Montana") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for North Dakota"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital. The Viking Large-Cap Value Fund ("Large-Cap Value Fund") and Viking Small-Cap Value Fund ("Small-Cap Value Fund"), each a diversified Fund, seek long-term total return and capital preservation.

NOTE 2: Summary of Significant Accounting Policies

Codification—In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Trustees.

Securities for which quotations are not readily available are valued using a matrix system at fair value as determined by VFM. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Funds' Schedule of Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.50% contingent deferred sales charge may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Security Transactions, Investment Income, Expenses and Distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The Tax-Free Fund for Montana and the Tax-Free Fund for North Dakota declare dividends from net investment income daily and pay such dividends monthly. The Large-Cap Value Fund and the Small-Cap Value Fund will declare and pay dividends from net investment income at least annually. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis difference will reverse in subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3: Acquisition of Funds

On July 31, 2009, Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota acquired all the net assets of Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc., respectively, pursuant to a Plan of Reorganization approved by Montana Tax-Free Fund and ND Tax-Free Fund on June 29, 2009.

The acquisition of Montana Tax-Free Fund was accomplished by a tax-free exchange of 2,039,051 shares of Viking Tax-Free Fund for Montana (valued at $19,574,893) for 1,947,093 shares of Montana Tax-Free Fund Class A and 455,852 shares of Montana Tax-Free Fund Class B outstanding on July 31, 2009. Montana Tax-Free Fund's net assets at that date ($15,868,805 Class A and $3,706,088 Class B), including $382,848 of unrealized depreciation, were combined with those of Viking Tax-Free Fund for Montana. The aggregate net assets of Viking Tax-Free Fund for Montana and Montana Tax-Free Fund Class A and Class B immediately before the acquisition were $12,688,602, $15,878,381, and $3,705,046, respectively.

The acquisition of ND Tax-Free Fund was accomplished by a tax-free exchange of 1,251,756 shares of Viking Tax-Free Fund for North Dakota (valued at $12,392,383) for 1,679,184 shares of ND Tax-Free Fund outstanding on July 31, 2009. ND Tax-Free Fund's net assets at that date ($12,392,383), including $77,758 of unrealized depreciation, were combined with those of Viking Tax-Free Fund for North Dakota. The aggregate net assets of Viking Tax-Free Fund for North Dakota and ND Tax-Free Fund immediately before the acquisition were $5,933,138 and $12,386,162, respectively.

The Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota elected to maintain the tax cost basis of the investments acquired in the acquisition to align reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 4: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of December 31, 2009:

		Level 1	Level 2	Level 3	Total
Tax-Free Fund for Montana	Short Term Securities	$1,512,329	$0	$0	$1,512,329
	Municipal Bonds	0	33,881,239	0	33,881,239
	Total	$1,512,329	$33,881,239	$0	$35,393,568

Tax-Free Fund for North Dakota	Short Term Securities	$78,321	$0	$0	$78,321
	Municipal Bonds	0	17,922,022	0	17,922,022
	Total	$78,321	$17,922,022	$0	$18,000,343

Large-Cap Value Fund	Short Term Securities	$244,279	$0	$0	$244,279
	Common Stock	2,910,792	0	0	2,910,792
	Total	$3,155,071	$0	$0	$3,155,071

Small-Cap Value Fund	Short Term Securities	$26,943	$0	$0	$26,943
	Common Stock	3,460,257	0	0	3,460,257
	Total	$3,487,200	$0	$0	$3,487,200

NOTE 5: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2009, were as follows:

	Tax-Free Fund for Montana	Tax-Free Fund for North Dakota	Large-Cap Value Fund	Small-Cap Value Fund
Purchases	$6,678,952	$5,576,206	$950,361	$1,546,804
Sales	$2,183,009	$5,339,778	$1,571,530	$1,622,514

NOTE 6: Capital Share Transactions

Transactions in capital shares were as follows:

	Tax-Free Fund for Montana		Tax-Free Fund for North Dakota		Large-Cap Value Fund		Small-Cap Value Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Shares sold	542,297	257,609	74,417	67,322	27,215	59,650	12,034	49,049
Shares issued in connection with fund acquisition	2,039,051	0	1,251,756	0	0	0	0	0
Shares issued on reinvestment of dividends	56,722	31,476	26,861	16,264	19,410	38,738	2,705	16,309
Shares redeemed	(148,477)	(122,496)	(96,018)	(95,134)	(115,317)	(42,804)	(42,054)	(32,787)
Net increase (decrease)	2,489,593	166,589	1,257,016	(11,548)	(68,692)	55,584	(27,315)	32,571
Shares outstanding	3,650,095	1,160,502	1,805,274	548,258	353,807	422,499	262,474	289,789

NOTE 7: Income Tax Information

At December 31, 2009, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Tax-Free Fund for Montana	Tax-Free Fund for North Dakota	Large-Cap Value Fund	Small-Cap Value Fund
Investments at cost	$35,333,631	$17,797,886	$2,77,605	$2,823,072
Unrealized appreciation	$570,942	$468,723	$519,676	$752,147
Unrealized depreciation	$511,005	$266,266	$135,210	$88,020
Net unrealized appreciation (depreciation)*	$59,937	$202,457	$384,466	$664,127

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales and market discount.

The tax character of distributions paid was as follows:

	Tax-Free Fund for Montana		Tax-Free Fund for North Dakota		Large-Cap Value Fund		Small-Cap Value Fund
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08
Tax-exempt income	$836,701	$418,684	$430,795	$218,705	$0	$0	$0	$0
Ordinary income	0	0	0	0	79,714	84,399	14,024	18,088
Total	$836,701	$418,684	$430,795	$218,705	$79,714	$84,399	$14,024	$18,088

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax-Free Fund for Montana	Tax-Free Fund for North Dakota	Large-Cap Value Fund	Small-Cap Value Fund
Undistributed ordinary income	$1,229	$3,179	$3	$1
Accumulated capital and other losses	(5,399,563)	(3,405,128)	(1,348,760)	(793,962)
Unrealized appreciation/(depreciation)*	59,937	202,457	385,915	664,127
Total accumulated earnings/(deficit)	($5,338,397)	($3,199,492)	($962,842)	($129,834)

*Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales and market discount.

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Tax-Free Fund for Montana*+	Tax-Free Fund for North Dakota*+	Large-Cap Value Fund	Small-Cap Value Fund
2010	$3,714,786	$1,756,690	$0	$0
2011	$845,562	$1,089,267	0	0
2012	$607,751	$459,554	0	0
2013	$50,681	$16,197	0	0
2014	$51,062	$38,426	0	0
2015	$56,897	$0	0	0
2016	$72,824	$44,994	$1,115,434	$786,502
2017	$0	$0	$233,326	$7,460
Total	$5,399,563	$3,405,128	$1,348,760	$793,962

*A portion of the capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

+ The Tax-Free Fund for Montana and Tax-Free Fund for North Dakota acquired $7,701,280 and $5,157,158 of capital loss carryforward from the funds acquired as disclosed in Note #3.

For the year ended December 31, 2009, the Tax-Free Fund for Montana and Tax-Free Fund for North Dakota made permanent reclassifications to reflect tax character of $2,456,636 and $1,834,632, repectively.

NOTE 8: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management, the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Large-Cap Value Fund and Small-Cap Value Fund, Fox Asset Management, LLC ("Fox Asset Management" or "Fox") is the sub-adviser.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of the Funds' average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 29, 2010 for Tax-Free Fund for Montana and Tax-Free Fund for North Dakota, so that the net annual operating expenses do not exceed 1.07%. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Annual Advisory Fee Percentage	Advisory Fees Year Ended 12/31/09*	Advisory Fees Payable 12/31/09
Tax-Free Fund for Montana	0.50%	$81,458	$6,219
Tax-Free Fund for North Dakota	0.50%	$36,253	$2,569
Large-Cap Value Fund	0.70%	$12,966	$0
Small-Cap Value Fund	1.00%	$18,490	$0

* After partial waiver

IFD serves as the principal underwriter for the Funds. The Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." Certain Officers of the Funds are also Officers and Governors of IFD.

	Annual Distribution Fee Percentage	Distribution Fees Year Ended 12/31/09*	Distribution Fees Payable 12/31/09
Tax-Free Fund for Montana	0.25%	$48,963	$7,397
Tax-Free Fund for North Dakota	0.25%	$21,643	$3,834
Large-Cap Value Fund	0.25%	$3,227	$672
Small-Cap Value Fund	0.25%	$3,441	$723

* After partial waiver

IFS acts as the Fund's transfer agent for a variable fee equal to 0.20% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds' accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. IFS also acts as the Funds' administrative services agent for a variable fee equal to 0.125% of the average daily net assets for the Tax-Free Fund for Montana and Tax-Free Fund for North Dakota and 0.15% of the average daily net assets for the Large-Cap Value Fund and Small Cap Value Fund on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/31/09			Payable 12/31/09
	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*	Transfer Agency Fees	Accounting Service Fees	Admin. Service Fees
Tax-Free Fund for Montana	$13,123	$7,961	$8,202	$3,551	$2,088	$2,219
Tax-Free Fund for North Dakota	$6,647	$5,975	$4,313	$1,840	$1,660	$1,200
Large-Cap Value Fund	$4,359	$4,633	$4,359	$122	$1,304	$1,223
Small-Cap Value Fund	$4,359	$4,732	$4,359	$1,223	$1,310	$1,223

* After partial waiver

NOTE 9: New Accounting Standards

During January 2010, the FASB issued amendments to professional standards that require new disclosures and clarify existing disclosure requirements about fair value measurements. The new disclosures require an organization to separately disclose the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. The new disclosures also require separate information about purchases, sales, issuances, and settlements for Level 3 fair value measurements.

The FASB amendments also clarify exiting disclosures. Organizations are to provide fair value measurement disclosures for each class of assets and liabilities. Organizations also should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements.

The amendments are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

NOTE 10: Subsequent Events

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through February 16, 2010, (the date the financial statements were issued) and have determined that no significant subsequent events have occurred through this date that would require additional disclosure.

VIKING TAX-FREE FUND FOR MONTANA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$9.12	$9.96	$10.06	$10.04	$10.22

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.39	$0.39	$0.39	$0.38
Net realized and unrealized gain (loss) on investments	0.69	(0.84)	(0.10)	0.02	(0.18)
Total from investment operations	$1.08	$(0.45)	$0.29	$0.41	$0.20

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.39)	$(0.39)	$(0.39)	$(0.38)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.39)	$(0.39)	$(0.39)	$(0.39)	$(0.38)

NET ASSET VALUE, END OF PERIOD	$9.81	$9.12	$9.96	$10.06	$10.04

Total Return[1]	11.97%	(4.66%)	2.96%	4.15%	1.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$35,789	$10,586	$9,899	$11,084	$12,408
Ratio of expenses to average net assets after waivers[2]	0.92%	0.85%	0.76%	0.63%	0.55%
Ratio of expenses to average net assets before waivers	1.31%	1.10%	1.11%	1.08%	1.06%
Ratio of net investment income to average net assets	3.98%	4.03%	3.91%	3.87%	3.71%
Portfolio turnover rate	11.14%	14.34%	26.57%	24.39%	24.59%

1 Excludes any applicable sales charge.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$9.22	$10.10	$10.22	$10.14	$10.29

Income (loss) from investment operations:
Net investment income (loss)	$0.40	$0.40	$0.40	$0.39	$0.38
Net realized and unrealized gain (loss) on investments	0.85	(0.88)	(0.12)	0.08	(0.15)
Total from investment operations	$1.25	$(0.48)	$0.28	$0.47	$0.23

Less Distributions:
Dividends from net investment income	$(0.40)	$(0.40)	$(0.40)	$(0.39)	$(0.38)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.40)	$(0.40)	$(0.40)	$(0.39)	$(0.38)

NET ASSET VALUE, END OF PERIOD	$10.07	$9.22	$10.10	$10.22	$10.14

Total Return[1]	13.77%	(4.89%)	2.77%	4.77%	2.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$18,173	$5,054	$5,652	$5,876	$6,541
Ratio of expenses to average net assets after waivers[2]	0.92%	0.85%	0.77%	0.62%	0.52%
Ratio of expenses to average net assets before waivers	1.49%	1.21%	1.20%	1.18%	1.16%
Ratio of net investment income to average net assets	3.94%	4.10%	3.92%	3.86%	3.70%
Portfolio turnover rate	52.28%	30.91%	28.12%	35.84%	17.61%

1 Excludes any applicable sales charge.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$13.19	$13.09	$11.64	$10.88

Income (loss) from investment operations:
Net investment income (loss)	$0.23	$0.20	$0.27	$0.14	$0.08
Net realized and unrealized gain (loss) on investments	1.24	(5.53)	1.24	1.67	0.76
Total from investment operations	$1.47	$(5.33)	$1.51	$1.81	$0.84

Less Distributions:
Dividends from net investment income	$(0.23)	$(0.20)	$(0.27)	$(0.14)	$(0.08)
Distributions from net realized gains	0.00	0.00	(1.14)	(0.22)	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(.23)	$(0.20)	$(1.41)	$(0.36)	$(0.08)

NET ASSET VALUE, END OF PERIOD	$8.90	$7.66	$13.19	$13.09	$11.64

Total Return[1]	19.17%	(40.41%)	11.52%	15.58%	7.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,150	$3,237	$4,840	$4,286	$3,636
Ratio of expenses to average net assets after waivers[2]	1.25%	1.20%	1.35%	1.35%	1.34%
Ratio of expenses to average net assets before waivers	3.04%	1.56%	1.70%	1.78%	1.82%
Ratio of net investment income to average net assets	2.67%	1.84%	2.01%	1.18%	0.81%
Portfolio turnover rate	34.85%	61.86%	35.23%	22.53%	37.51%

1 Excludes any applicable sales charge.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$10.76	$14.85	$15.43	$14.32	$14.40

Income (loss) from investment operations:
Net investment income (loss)	$0.05	$0.06	$0.02	$0.01	$(0.03)
Net realized and unrealized gain (loss) on investments	2.51	(4.09)	0.35	2.00	0.63
Total from investment operations	$2.56	$(4.03)	$0.37	$2.01	$0.60

Less Distributions:
Dividends from net investment income	$(0.05)	$(0.06)	$(0.02)	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	(0.93)	(0.89)	(0.68)
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.05)	$(0.06)	$(0.95)	$(0.90)	$(0.68)

NET ASSET VALUE, END OF PERIOD	$13.27	$10.76	$14.85	$15.43	$14.32

Total Return[1]	23.82%	(27.12%)	2.41%	14.02%	4.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,482	$3,119	$3,818	$3,243	$2,509
Ratio of expenses to average net assets after waivers[2]	1.57%	1.50%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets before waivers	3.42%	1.96%	2.15%	2.23%	2.39%
Ratio of net investment income to average net assets	0.48%	0.47%	0.16%	0.08%	(0.21%)
Portfolio turnover rate	54.74%	71.46%	46.19%	36.96%	21.93%

1 Excludes any applicable sales charge.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Viking Mutual Funds

We have audited the accompanying statement of assets and liabilities of Viking Mutual Funds (the "Trust"), including the schedule of investments as of December 31, 2009, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Viking Mutual Funds as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 16, 2010

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2009 to December 31, 2009.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/09	Ending Account Value 12/31/09	Expenses Paid During Period*	Annualized Expense Ratio

Viking Tax-Free Fund for Montana
Actual	$1,000.00	$1,054.13	$4.88	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.80	0.95%

Viking Tax-Free Fund for North Dakota
Actual	$1,000.00	$1,049.21	$4.87	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.80	0.95%

Viking Large-Cap Value Fund
Actual	$1,000.00	$1,199.55	$7.33	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.54	$6.73	1.32%

Viking Small-Cap Value Fund
Actual	$1,000.00	$1,247.46	$9.21	1.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$8.26	1.63%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, and then multiplied by 184/365 days.

TRANSACTION WITH CORRIDOR INVESTORS, LLC

Corridor Investors, located at 1 Main Street North, Minot, North Dakota 58703, is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of Integrity Managed Portfolios, The Integrity Funds and Integrity Fund of Funds, Inc., and Shannon D. Radke, president of Viking Fund Management and Viking Mutual Funds. Mr. Walstad and Mr. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. On March 6, 2009, Viking and Corridor entered into an agreement (the "Corridor Agreement") with Integrity Mutual Funds, Inc. ("Integrity") and Integrity Money Management, Inc. ("Integrity Money Management"), among others, to complete certain transactions (collectively, the "Transaction"), certain of which are described below. The Transaction was completed on July 31, 2009, and VFM continued responsibility for the daily management of the Funds assets.

Pursuant to the Corridor Agreement, Integrity (as seller) generally sold its mutual fund services business to Corridor and VFM (collectively, as buyer). More specifically, Corridor and VFM acquired, among other things, certain assets of Integrity Money Management and VFM became a wholly-owned subsidiary of Corridor. Integrity Funds Distributor (the Funds' principal underwriter) and Integrity Fund Services (the Funds' transfer agent and accounting and administrative services provider) also became wholly-owned subsidiaries of Corridor as a result of the Transaction.

To complete the Transaction, numerous conditions needed to be met. Shareholders approved the proxy items at meetings held on June 29, 2009 (and, for certain Funds, at meetings adjourned to July 24, 2009) (collectively, the "Shareholder Meetings").

With the completion of the Transaction, Corridor now provides investment advisory, distribution and other services to the Funds, as well as to the three series of The Integrity Funds, the six series of Integrity Managed Portfolios, and Integrity Fund of Funds, Inc., primarily through its subsidiaries, including VFM, IFD, and IFS.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 19, 2009, the Board of Trustees, including a majority of the Independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and VFM and the Sub-Advisory Agreement, between the Adviser and Fox Asset Management.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and their fees, the Trustees reviewed information concerning the performance of each Fund, the pro-forma financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser, but Fox did utilize soft-dollars in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Adviser currently provides services to fourteen funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Funds' future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective. As of July 31, 2009, the Fund performance for: (1) Viking Tax-Free Fund for North Dakota one, three, and five year periods had positive returns, were slightly below its index, but higher than its median classification; (2) Viking Tax-Free Fund for Montana one, three, and five year periods had positive returns, were slightly below its index, but higher than its median classification; (3) Viking Small-Cap Value Fund one, three, and five year periods were above its index, and higher than its median classification; (4) Viking Large-Cap Value Fund one and five year periods were below its index, but the 3 year period was above its index and was above its median classification for each of the periods.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking and estimated revenues. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of Scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Trustees discussed the fact that the Adviser does not benefit from economies of scale due to its relationship to the Funds as the Funds are relatively small and are its only advisory clients.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Adviser seemed reasonable to the Trustees when compared to similar funds in objective and size. The Adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expenses for the Viking Tax-Free Fund for Montana and for the Viking Tax-Free Fund for North Dakota to other funds of similar objective and size reflected that the Viking Tax-Free Fund's projected expense ratios of 0.96% from August 1, 2009 through April 29, 2010 are similar to that of most funds of similar size and objective; (2) a comparison of the projected net operating expense of 1.65% for the Viking Small-Cap Value Fund to other funds of similar objective and size reflect that the Small-Cap Value Fund has a slightly higher expense structure; (3) a comparison of the projected net operating expense of 1.35% for the Viking Large-Cap Value Fund to other funds of similar objective and size reflect that the Large-Cap Value Fund is similar in average expense structure.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Funds. The Adviser does not participate in any soft dollar arrangements from securities trading in the Funds.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of VFM, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Funds and their shareholders.

Sub-Advisory Agreement with Fox

In determining whether it was appropriate to approve the Sub-Advisory Agreement between the Adviser and Fox with respect to the Viking Large-Cap Value Fund and Viking Small-Cap Value Funds (collectively the "Equity Funds"), the Trustees requested information from Fox that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: The Board felt satisfied with the overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by Fox. Based on the review of Fox by the Investment Adviser Chief Compliance Officer of VFM, including a review of the possible conflicts of interest, and Advisory policy and procedure manual, the Board felt that the overall nature and quality of services are satisfactory as of the date of the Board meeting.

Analysis of the rates charged by other sub-advisers of similar funds: The Board considered the sub-advisory fees paid to Fox fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that Fox does realize direct benefits from its relationship with the Equity Funds as a result of its participation in soft dollar arrangements from securities trading in the Equity Funds. However, the soft-dollars generated from the relationship with the Equity Funds have historically been relatively small in dollar amount.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Fox, the strategic plan involving the Equity Funds, and the potential for increased distribution and growth of the Equity Funds. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the Equity Funds and each of their shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. VFM seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Mr. Walstad and Mr. Radke own membership interests of approximately 10% and 5%, respectively, in Corridor. They received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking. Other current employees of Corridor own, in the aggregate, approximately 23% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They received their membership interests in exchange for their experience and role in the operations of Corridor, and without a cash investment.

•

With respect to securities transactions for the Funds, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke (the "Portfolio Manager" of the Funds), is based on salary paid every other week. He is not compensated for client retention. In addition, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Viking Large-Cap Value Fund and Viking Small-Cap Value Fund Only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

Similar Investment Companies Sub-Advised by Fox. Fox acts as investment sub-adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Eaton Vance Small Cap Value Fund, Saratoga Small Cap Value Fund.

•

With respect to securities transactions for the Fund, Fox determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where Fox has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that Fox's code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Funds under the Sub-Advisory Agreement, the Adviser is required to pay Fox a fee: a) on the Large-Cap Value Fund, VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Large-Cap Value Fund's daily net assets of up to $25 million and 0.35% to the Large-Cap Value Fund's daily net assets in excess of $25 million; b) on the Small-Cap Value Fund, VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Small-Cap Value Fund's daily net assets up to $5 million, 0.45% from $5 million to $15 million, 0.50% from $15 million to $25 million, 0.55% from $25 million to $35 million and 0.60% in excess of $35 million.

•

Fox's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The compensation structure for the investment professionals is a competitive base salary, a subjective bonus, and a performance bonus. The amounts in each category vary by job descriptions. The mixes for each level are set in consideration of industry compensation surveys. The performance portion varies depending on whether the person is an analyst or portfolio manager. Portfolio managers are evaluated relative to their benchmarks and their peer groups. Analysts at all levels have performance bonuses based on their recommendations relative to their respective benchmarks.

Ownership opportunities come in two forms. First, Fox employees own 20% through a limited partnership. Ownership interests are set and approved by the partnership under the direction of the Managing Partner. The second is a liberal incentive stock options program of the publicly traded parent organization, Eaton Vance (EV, NYSE).

Management has delineated these components of compensation and set the performance guidelines to eliminate confusion concerning the calculus that is used. The compensation levels are compared to industry levels via various measures, including the McLagan survey.

The Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Funds consist of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as directors or trustees for Integrity Fund of Funds, Inc., the three series of The Integrity Funds, and the six series of Integrity Managed Portfolios. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with VFM and its affiliates."

For the purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the four series of Viking Mutual Funds.

Each Trustee serves the Funds until its termination; or until the Trustees' retirement, resignation, or death; or otherwise as specified in the Funds' organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held
Jerry M. Stai Birth date: March 31, 1952 Began serving: August 2009 Funds overseen: 14 funds

Principal Occupation(s): Faculty: Embry-Riddle University (2000 to 2005), Park University (2000 to 2005), Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: August 2009 Funds overseen: 14 funds

Principal Occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: South Dakota Tax-Free Fund, Inc. (1995 to 2004), ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: August 2009 Funds overseen: 14 funds

Principal Occupation(s): Attorney: Maxson Law Office (2002 to present); Vice President: Minot Area Development Corporation (2008 to present); Director/Trustee: South Dakota Tax-Free Fund, Inc. (1999 to 2004), ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Minot Area Development Corporation, Peoples State Bank of Velva

The Statement of Additional Information ("SAI") contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: August 2009 Funds overseen: 14 funds

Principal Occupation(s): Governor (2009 to present): Corridor Investors, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1988 to 2004): ND Capital, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007), and President (2002 to 2004): Capital Financial Services, Inc.; Director and President (1994 to 2004): South Dakota Tax-Free Fund, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present), and Treasurer (1996 to 2004): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

(1) Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal Occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Director and President (2009 to present): Integrity Fund Services, Inc. and Integrity Funds Distributor, Inc.; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Not applicable

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 2009

Principal Occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney; Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: ND Capital, Inc. (1988 to 2006), Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: South Dakota Tax-Free Fund, Inc. (1994 to 2004), ND Tax Free Fund, Inc. (1988 to 2009) and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: August 2009

Principal Occupation(s): Fund Accountant (2003 to 2005), Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: August 2009 Secretary: October 2009

Principal Occupation(s): Fund Accounting Manager (1998 to 2005): Integrity Fund Services, Inc.; Treasurer (2004 to 2005): ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc.; Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Corridor Investors understands your concerns about safeguarding information about you and your account(s) and considers the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.

1.	Collection of Information—While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:

	•	information from applications or other forms, such as you and your spouse's names, occupations, street address and social security numbers;

	•	information regarding your financial position, investment experience and objectives; and

	•	information about your transactions with us, our affiliates, or others, such as your account balance and transaction detail.

2.

Disclosure of Information—Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to non-affiliates include:

	•	disclosing information necessary to process and service account transactions that you authorize;

	•	disclosing your name and address to third parties who assist with mailing fund-related materials such as shareholder reports; and

	•	disclosing information as required by regulatory or law enforcement agencies or with others as permitted by law.

3.	Confidentiality and Security—We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

4.

Limited Access to Information—Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as otherwise permitted by law.

5.	Further Information—If you have any questions about our privacy policy, please call us at 800-276-1262.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). A new Code was adopted by Viking Mutual Funds on 8/3/09. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Brady, Martz & Associates, P.C. ("Brady, Martz"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $24,800 for the year ended December 31, 2009 and $20,900 for the year ended December 31, 2008.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Brady, Martz that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $2,950 for the year ended December 31, 2009 and $0 for the year ended December 31, 2008.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Brady, Martz for tax compliance, tax advice, and tax planning were $3,850 for the year ended December 31, 2009 and $1,200 for the year ended December 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Fund's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Brady, Martz, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Brady, Martz's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

The Governance/Nominating Committee (the "Committee") consists of members of the Board of Trustees of the registrant (the "Board") who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The primary function of the Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board. The Committee also takes a leadership role in shaping the governance of the registrant.

When considering whether to add additional or substitute trustees to the Board, the Committee shall take into account any proposals for candidates that are properly submitted to the registrant's Secretary. Shareholders wishing to present one or more candidates for consideration may do so by submitting a signed written request to the registrant's Secretary at PO Box 500, Minot, ND 58702-0500, which includes the following information: (a) name and address of shareholder and, if applicable, name of broker or record holder; (b) number of shares owned; (c) name of Fund(s) in which shares are owned; (d) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of trustees; (e) the name and background information of the proposed candidate(s); and (f) a representation that the candidate(s) are willing to provide additional information about themselves, including assurances as to their independence.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized, and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the Report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99.CERT.

	(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Viking Mutual Funds

By:	/s/Shannon D. Radke
Shannon D. Radke
President

February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Shannon D. Radke
Shannon D. Radke
President

February 26, 2010

By:	/s/Adam Forthun
Adam Forthun
Treasurer

February 26, 2010